Baillie Gifford Funds – The International Concentrated Growth Fund

Summary Prospectus

April 30, 2018

Class K (BTLKX)	Institutional Class (BTLSX)

Before you invest, you may want to review the Fund's full prospectus, which contains more information about the Fund and its risks. You can find the Fund's full prospectus and other information about the Fund, including its statement of additional information ("SAI") and most recent reports to shareholders, online at http://USmutualfund.bailliegifford.com. You can also get this information at no cost by calling 1-844-394-6127 or by emailing northamericanvehiclesteam@bailliegifford.com. This Summary Prospectus incorporates by reference the Fund's entire prospectus and SAI, each dated April 30, 2018, as supplemented or revised, and the financial statements included in the Fund's annual report to shareholders, dated December 31, 2017.

Investment Objective

The International Concentrated Growth Fund seeks capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Class K	Institutional Class
None	None
Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class K	Institutional Class
Management Fees(a)	0.57%	0.57%
Distribution (12b-1) Fees	None	None
Other Expenses(b)	0.56%	0.71%
Total Annual Fund Operating Expenses	1.13%	1.28%
Fee Waiver and/or Expense Reimbursement(c)	-0.41%	-0.41%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(c)	0.72%	0.87%

(a) The Management Fee consists of an Advisory Fee and an Administration and Supervisory Fee paid by the Fund to Baillie Gifford Overseas Limited (the "Manager").

(b) Other expenses for Class K and Institutional Class have been estimated for the current fiscal year assuming Fund assets of $25 million, the minimum initial investment amount for Class K shares.

(c) The Manager has contractually agreed to waive its fees and/or bear other expenses of the Fund through April 30, 2019 to the extent that such Fund's Total Annual Fund Operating Expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed 0.72% for Class K and Institutional Class shares. This contractual agreement may only be terminated by the Board of Trustees of the Trust. Expenses after waiver/reimbursement exceed 0.72% for Institutional Class due to estimated sub-accounting expenses of 0.15%.

Example of Expenses

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example below also applies any contractual expense waivers and/or expense reimbursements to the first year of each period listed in the table.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

	Class K	Institutional Class
1 Year	$74	$89
3 Years	$318	$365

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses" above, affect the Fund's performance. The Fund has not yet completed its first full year of operations. During the period from December 14, 2017 to December 31, 2017, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to meet its objective by investing in an international portfolio of common stocks and other equity securities of issuers located in countries of developed and emerging markets.

The Fund may additionally invest up to 20% of its net assets in common stocks and other equities of companies located in North America. The Fund may invest in equity securities either directly or indirectly, such as through depositary receipts and may invest in preferred stocks, convertible securities and warrants. The Fund may invest in issuers of any market capitalization and may participate in initial public offerings ("IPOs").

The portfolio managers principally select companies without regard to the MSCI ACWI (ex U.S.) benchmark. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, relationships with industry thought leaders and academics, and wider reading. Stock ideas will be researched to assess a range of factors, including: backdrop, competitive advantage, management, financial strength and valuation. The intended outcome is a portfolio of between 20-35 quality growth companies with the potential to outperform the benchmark over the long term. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries, or sectors. The Fund tends to hold securities for long periods (typically 5-10 years), which results in relatively low portfolio turnover and is in line with the Fund's long-term investment outlook.

The Manager believes that its ability in fundamental stock research, along with its flexibility to ignore benchmark holdings, enables it to invest in attractive growth companies for the long term (typically several years, as described above). The Manager believes that this process enhances the Fund's ability to outperform broad securities benchmarks over the long term.  "Active Share" is a common measure used to show how much a portfolio's holdings differ from its primary benchmark index holdings. The Active Share figure increases in value as the overlap between the portfolio and the benchmark decreases. For example, an index tracker, also known as a "passive" portfolio, would have close to a 0% active share figure. An "active" portfolio would be expected to have a higher percentage figure, as it would typically seek to be significantly different from the benchmark.  As of December 31, 2017 the Fund's Active Share relative to the MSCI ACWI (ex U.S.) Index was 95%.  Additional information about the calculation of Active Share and the Fund's historical Active Share figures are set out under "Additional Information about Active Share" in the Fund's full Prospectus.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund may engage in currency hedging in an attempt to preserve the Fund's investments in U.S. dollar terms, which may be accomplished using such instruments as currency forwards, currency spot transactions and related options.

Principal Risks

The Fund's net asset value and returns will be impacted by the performance of the underlying investments of the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Fund.

The principal risks of investing in this Fund (in alphabetical order) are:

  Asia Risk – Many of the economies of countries in Asia are considered emerging market economies. Countries in Asia can be reliant on only a few industries or commodities. Many Asian economies are characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The economies of many Asian countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.

  China Risk – Investing in securities of Chinese issuers, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

  Currency and Currency Hedging Risk – The Fund could lose value if it invests in foreign currencies or securities denominated in foreign currencies which decline in value relative to the U.S. Dollar, or if it invests in products to reduce this exposure, and those products lose value. The Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. Similarly, the Fund may realize a loss if the Fund hedges exposure to a non-U.S. currency, and this non-U.S. currency increases in value, relative to the U.S. dollar. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

  Emerging Markets Risk – To the extent the Fund invests in emerging market securities, the Fund may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed markets.

  Equity Securities Risk – Equity securities may react more strongly to changes in an issuer's financial condition or prospects than other securities of the same issuer.

  Focused Investment Risk – Because the Fund focuses its investments in a limited number of companies, its investment strategy will result in more risk or greater volatility in returns than if the Fund's investments were less focused.

  Growth Stock Risk – The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

  Information Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

  IPO Risk – The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

  Large Capitalization Securities Risk – Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to achieve or maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies.

  Liquidity Risk – The Fund's investments may be subject to low trading volume, lack of a market maker, or regulatory restrictions. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. The Fund may also hold large positions in securities of particular issues, which may decrease the liquidity of the Fund's investments.

  Long-Term Investment Strategy Risk – The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over the short term, and the Fund may not perform as expected in the long term.  An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term fluctuations in the value of the Fund's portfolio, including short-term losses.

  Market Disruption and Geopolitical Risk – The value of the Fund's investments could be adversely affected by events that disrupt securities markets and adversely affect global markets and by changes in non-U.S. and U.S. economic and political conditions.

  Market Risk – The value of the Fund's investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in securities market prices may reduce the net asset value of the Fund's shares.

  Non-Diversification Risk – Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers, its performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of diversified funds.

  Non-U.S. Investment Risk – Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

  Quality Investment Style Risk – The Fund generally pursues investments in companies that it believes exhibit high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on "quality" equity securities are less than returns on other styles of investing or the overall stock market. Market demand for securities of other types of companies may result in "quality" companies remaining undervalued for long periods of time, or indefinitely, negatively impacting the Fund's ability to achieve positive returns on its investments, even where it has accurately assessed a company's fundamentals.

  Service Provider Risk – The Fund will be affected by the Manager's investment techniques, analyses, assessments and employee retention. Similarly, adverse events or performance failures at a service provider, such as human error, inadequate controls or insolvency, have the ability to adversely affect the Fund.

  Settlement Risk – The Fund may experience delays in settlement due to the different clearance and settlement procedures in non-U.S. countries. Such delays may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, or prevent the Fund from selling securities at times and prices it considers desirable.

  Small- and Medium-Capitalization Securities Risk – Securities of small- and medium-capitalization companies can be more volatile due to various factors including more limited product lines, financial and management resources and market distribution channels, as well as shorter operating histories and potentially reduced liquidity, especially during market declines, than the securities of larger, more established companies.

Performance

The Fund commenced operations on December 14, 2017 and does not have a full calendar year of performance available. Accordingly, performance data is not included. When performance data becomes available, it will be posted to the following website: http://USmutualfund.bailliegifford.com. Past performance (before and after taxes) is not an indication of future performance. A description of the Fund's comparative index is provided in the section of the Prospectus entitled "Additional Performance Information".

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers
Name	Title	Year commenced Service with the Fund
James Anderson	Portfolio Manager	2017
Lawrence Burns	Portfolio Manager	2017
Paulina Sliwinska	Portfolio Manager	2017

Purchasing and Selling Fund Shares

To purchase or redeem shares of the Fund through an intermediary, please contact your intermediary directly.

Other investors may purchase or redeem shares on any day the New York Stock Exchange is open for trading directly from the Fund's transfer agent, Bank of New York Mellon, by written request, as further described in the sections below entitled "Shares—How to Buy Shares" and "Shares—How to Sell Shares". The initial and subsequent investment minimums for the Fund shares are as follows:

Class of Shares	Minimum Initial Investment(1)	Minimum Subsequent Investment(1)
Class K	$25 million	None
Institutional Class	None	None

(1) If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.

The Manager and Baillie Gifford Funds Services LLC, the Fund's distributor, each reserves the right to waive the minimum in their sole discretion, and to reject any purchase order for any reason.

Tax

The Fund intends to make distributions that will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan. If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for services the intermediary provides to Fund shareholders. These payments are not primarily intended to result in the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.